SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2010 (December 13, 2010)

COMPOSITE TECHNOLOGY CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-10999	59-2025386
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2026 McGaw Avenue
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 428-8500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01    Entry into a Material Definitive Agreement

The following discussion provides only a brief description of the applicable documents described below.  The discussion is qualified in its entirety by the full text of the documents, which are attached to this Current Report on Form 8-K as exhibits 10.1 through 10.4.

Loan and Security Agreement

As of December 13, 2010, Composite Technology Corporation, CTC Cable Corporation and CTC Renewables Corporation (jointly and severally, “Composite” or the “Company”) entered Conditional Waiver and Modification No. 1 (“First Modification”) and into a Conditional Waiver and Modification No. 2 to Loan and Security Agreement (“Second Modification”) with Partners for Growth II, L.P.(“PFG”).

Effective to October 18, 2010,  the for the First Modification, PFG agrees to modify the original Loan Agreement, for any breach of the Cumulative Operating Income (Losses) financial covenant set forth in Section 5 of the Schedule to the Loan Agreement beginning with the period ended September 30, 2010. A security deposit was added to the schedule to the Loan Agreement requiring the Company to deposit an amount equal to the cumulative shortfall between the required minimum Cumulateive Operating Income (Losses) and the Company’s actual Cumulative Operating Income (Losses) realized by the Company during each applicable monthly period. PFG will return to the Company the amount in excess of the security deposit then held by PFG over the cumulative shortfall at the last measurement date. In addition, the Company will provide PFG a weekly cash flow report.

Pursuant to the terms and subject to the conditions set forth in the Second Modification, PFG agrees to modify the original Loan Agreement, waives certain possible defaults through the earliest to occur of (i) January 14, 2011, (ii) repayment of the senior secured term loan in the amount of $10,000,000 (“Loan”), (iii) Borrower’s certification of its compliance with the Liquidity Covenant under the Loan and Security Agreement, and (iv) the occurrence of a Default, other than failure to satisfy the Specified Covenants (“Waiver Period End Date”), and defers further payment of the Security Deposit until the Waiver Period End Date. The Company will pay PFG an amount equal to $160,000 for this waiver. The Company also will pay PFG costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the Second Modification. In addition, the Company will cause monies paid to the Company under the Escrow Agreement relating to the Asset Purchase Agreement dated as of August 10, 2009 by and among Daewoo Shipbuilding & Marine Engineering Co., Ltd., DeWind, Inc. and the Company, as amended (the “Purchase Agreement”), directly paid over to PFG within one business day after the Company’s receipt of the funds. Such Escrow Proceeds paid to PFG will be credited against any fees and expenses payable to PFG under the Loan Documents, to interest due on outstanding obligations, to the security deposit and finally to principal. PFG has sole discretion to remit back to the Company all or any portion of the Escrow Proceeds so long as remitted to the Company within three business days after the business day on which PFG has received the funds. The Company will provide PFG additional reports detailing any proceeds paid or payable to the Company under the Escrow Agreement.

Warrants

In addition, effective as of December 13, 2010, the Company repriced the warrants originally issued to PFG on April 12, 2010as follows: a reduction in the exercise price from $0.29 to $0.24 for 5 million warrants issued to lender expiring in April 2013; and iii) a reduction in the exercise price from $1.00 to $0.69 for 5 million warrants issued to lender expiring in April 2015..

Copies of the First Modification, Second Modification and amended and restated Warrants are filed as Exhibits 10.1 through 10.4  respectively, to this Form 8-K and are incorporated herein by reference. The descriptions of the material terms of the First Modification, Second Modification and amended and restated Warrants are qualified in their entirety by reference to such exhibits.

Item 2.03. Creation of a Direct Financial Obligation

As described more fully under Item 1.01, pursuant to the terms and subject to the conditions set forth in the First Modification and Second Modification, PFG agrees to modify the original Loan Agreement, for any breach of the Cumulative Operating Income (Losses) financial covenant set forth in Section 5 of the Schedule to the Loan Agreement beginning with the period ended September 30, 2010. A security deposit was added to the schedule to the Loan Agreement requiring the Company to deposit an amount equal to the cumulative shortfall between the required minimum Cumulative Operating Income (Losses) and the Company’s actual Cumulative Operating Income (Losses) realized by the Company during each applicable monthly period. PFG will return to the Company the amount in excess of the security deposit then held by PFG over the cumulative shortfall at the last measurement date. . The Company must pay PFG a waiver fee equal to $160,000. In addition, the Company must cause escrow proceeds paid to it pursuant to the Purchase Agreement to be directly paid over to PFG, except for monies nominally paid to the Company but required under the terms of the Purchase Agreement or Escrow Agreement to be immediately paid to third party claimants under the Purchase Agreement.

Item 3.02. Unregistered Sales of Equity Securities

Effective as of December 13, 2010, the Company repriced (i) amended and restated warrants in favor of PFG to purchase 5,000,000 shares of the Company’s common stock at $0.24 per share and (ii) amended and restated warrants favor of PFG to purchase 5,000,000 shares of the Company’s common stock at $0.69 per share.   The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient represented that it took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 8.01    Other Events

On December 15, 2010 members of the Registrant’s management team hosted a conference call and simultaneous audio webcast to discuss the Registrants financial results of the fiscal year ending September 30, 2010.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this report.

The information in this Current Report, including the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to Item 8.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
Conditional Waiver and Modification to Loan and Security Agreement by and between Partners for Growth II, L.P., Composite Technology Corporation, CTC Cable Corporation and CTC
Renewables Corporation, dated December 13, 2010.

10.2
Conditional Waiver and Modification No. 2 to Loan and Security Agreement by and between
Partners for Growth II, L.P., Composite Technology Corporation, CTC Cable Corporation
and CTC Renewables Corporation, dated December 13, 2010.

10.3	Amended and Restated Warrant

10.3	Amended and Restated Warrant

99.1	Transcript of Fiscal Year Ending September 30, 2010 Earnings Conference Call for the Registrant dated as of December 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Composite Technology Corporation

By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

Dated: December 17, 2010

Exhibit Index

Exhibit Number	Description

10.1
Conditional Waiver and Modification to Loan and Security Agreement by and between Partners for Growth II, L.P., Composite Technology Corporation, CTC Cable Corporation and CTC
Renewables Corporation, dated December 13, 2010.

10.2
Conditional Waiver and Modification No. 2 to Loan and Security Agreement by and between
Partners for Growth II, L.P., Composite Technology Corporation, CTC Cable Corporation
and CTC Renewables Corporation, dated December 13, 2010.

10.3	Amended and Restated Warrant

10.3	Amended and Restated Warrant

99.1	Transcript of Fiscal Year Ending September 30, 2010 Earnings Conference Call for the Registrant dated as of December 15, 2010.